UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2024

Date of Report (Date of earliest event reported)

LIMITLESS X HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9454 Wilshire Blvd., #400
Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N./A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 1, 2024, the Jaspreet Mathur, the Chief Executive Officer, and Benjamin Chung, the Chief Financial Officer (the “Officers”) of Limitless X Holdings Inc. (the “Company”) resolved that the Company’s previously issued financial statements contained within its Annual Report on Form 10-K for the period ended December 31, 2023 and 2022 (the “Prior 2023 and 2022 Financial Statements”), filed with the Securities and Exchange Commission (“SEC”) on April 18, 2024, contain errors, as described in more detail under “Restatement Background,” and should no longer be relied upon. Therefore, a restatement of the Prior Financial Statements was required. Accordingly, the Company restated the Prior Financial Statements by filing Amendment No. 1 on Form 10-K/A to its Annual Report for the fiscal years ended December 31, 2023 and 2022 with the SEC on December 3, 2024 (the “Amended 10-K Report”). In addition, the Officers determined that the Company’s financial statements for the three and nine months ended September 30, 2023 (“Q3 2023 Financial Statements”) should no longer relied upon and the Q3 2023 Financial Statements were restated in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2024, which was filed with the SEC on December 23, 2024.

The Officers discussed these matters with the Company’s current independent registered public accounting firm, M&K CPAS, PLLC (“M&K”) on November 1, 2024 and M&K agreed that the Company’s decision that the Prior Financial Statements and Q3 Financial Statements could no longer be relied upon. The corrections specified below under the heading “Restatement Background” were suggested by M&K and agreed to by the Company. The Company hereby gives notice on this Item 4.02 Form 8-K that the Prior Financial Statements should not be relied upon. M&K has furnished a letter to the SEC pursuant to Item 4.02(c), which is attached as Exhibit 7.1 to this Current Report on Form 8-K, stating that M&K agrees with the disclosures made in this Current Report on Form 8-K in as far as they pertain to M&K, as the Company’s independent registered public accounting firm.

Restatement Background

As previously reported on an Item 4.01 Form 8-K on May 9, 2024, the Company dismissed BF Borgers CPA PC (“BF Borgers”) as its independent registered public accounting firm following the order (“Order”) issued on May 3, 2024 by the Securities and Exchange Commission (the “SEC”) that it had suspended Borgers from appearing and practicing before the SEC as an accountant.

On May 9, 2024, the Company retained M&K as its new independent registered public accounting firm to audit and review the Company’s financial statements, including the reaudit of the Company’s 2023 and 2022 financial statement (the Prior 2023 and 2022 Financial Statements) due to the Order. These corrections in the 2023 and 2022 Prior Financial Statements and the Q3 2023 Financial Statements stem from deficiencies in the financial close processes, which led to errors in recognizing the outcomes of specific transactions that would impact prior period amounts. Such transactions include the collectability of accounts receivable, holdback receivables, and the identification of excess and obsolete inventory items. Consequently, errors and corresponding corrections were necessitated as of and for the fiscal years ending December 31, 2022, and December 31, 2023 and the Q3 2023 Financial Statements.

These corrections were included in the Company’s audited financial statements for the fiscal years ended December 31, 2023 and 2022 contained in the Company’s Amended 10-K report filed with the SEC on December 3, 2024 and its unaudited condensed consolidated financial statements for the three and nine months quarter ended September 30, 2024 and 2023, contained in the Company’s Quarter Report on Form 10-Q filed with the SEC on December 23, 2024.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
13.1	Letter dated April 4, 2025 from M&K CPAS, PLLC to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITLESS X HOLDINGS INC.

Date: April 4, 2025	By:	/s/ Jaspreet Mathur
	Name:	Jaspreet Mathur
	Title:	Chief Executive Officer